UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Scharf Fund
Institutional Class – LOGIX
Retail Class – LOGRX

Scharf Multi-Asset Opportunity Fund
Institutional Class – LOGOX
Retail Class – LOGBX

Scharf Global Opportunity Fund
Retail Class – WRLDX

ANNUAL REPORT

September 30, 2022

Scharf Investments, LLC

(This Page Intentionally Left Blank.)

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TABLE OF CONTENTS

Letter from the President	2
To Our Shareholders	10
Investment Highlights	13
Expense Examples	17
Sector Allocation of Portfolio Assets	19
Schedules of Investments	22
Statements of Assets and Liabilities	36
Statements of Operations	38
Statements of Changes in Net Assets	40
Financial Highlights	45
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	67
Notice to Shareholders	69
Information about Trustees and Officers	70
Householding	73
Privacy Notice	74

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Letter from the President

Dear Fellow Shareholders,

Asset prices suffered a late summer swoon, which extended first-half losses, and there was simply nowhere for investors to hide. The median stock (as measured by the Value Line Composite) did worse than the S&P 500. International stocks fared far worse than U.S. stocks. Growth stocks did worse than Value stocks. Even more shocking, usual safe-haven Treasury bonds fared worse than the S&P with a jaw-dropping loss of over 31% so far this year for the S&P U.S. Treasury Bond Current 30-Year Index.

Stock prices historically decline about 25% of the time. During these periods, our goal is to lose less than the market averages. In that regard, this year has been a success. While we hate to lose money, in the context of these historic market declines, we are relatively pleased with how our portfolios have held up this year. These less-than-benchmark losses may be attributed to our continued concentration on high-quality stocks with predictable earnings and lower-than-usual valuations.

A conservative balanced portfolio invested 60% in the S&P 500 and 40% in a 10-Year Treasury has lost more than 21% of its value over the past nine months. As the chart to the right shows, this is already the worst performance since the 1940s.

Source: Bloomberg, Scharf Investments

Fed Chair Jerome Powell Bringing the “Pain” to Markets

Current conditions echo the aftermath of the 1990s stock market bubble. From 1996 through 1999, the S&P 500’s P/E expanded from around 14 times next 12 months estimated earnings to a peak of over 25 times. After the bubble popped, P/Es eventually troughed at around 13.5 times. Similarly, the S&P 500 P/E expanded from a March 2020 trough of 13.7x to a peak of nearly 23x. Today the S&P’s P/E is back to 15.2 times next 12 months estimated earnings—right around its average from 2009 to 2019. While the P/E trajectory is similar, the interest rate situation is very

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different. The Fed is undoubtedly responsible for some of the 1990s stock market speculation, but back then they did not suppress real interest rates below zero, nor did they buy assets to intentionally prop up asset prices. In June 1999, with the CPI at only 2%, the Fed first raised the Federal Funds rate to 5% (i.e., a real interest rate of positive 3%). Roughly nine months later, markets peaked and began rapidly falling. With inflation well under control, the Fed was able to quickly change course and began cutting rates on January 3, 2001.

By contrast, the CPI first hit 2.6% in March 2021 and quickly rose to 5% by May. Despite clear signs that inflation was rapidly rising, the Fed took the ostrich approach and did nothing. Fed Chair Jerome Powell ignored the data and declared inflation “transitory.” In March 2022, with inflation at 8.5%, the Fed finally raised rates to a measly 0.33%. In other words, real rates were still less than negative 8% (vs. positive 3% in June 1999). Talk about being behind the curve.

Source: Bloomberg, Scharf Investments

Realizing his mistake, Fed Chairman Powell recently attempted a metamorphosis from Arthur Burns to Paul Volcker1. He promised to bring the “pain” until inflation is tamed and warned that the inflation fight would require a restrictive policy stance for “some time.” He also vowed that the Fed would not “prematurely loosen policy.” In other words, the party is over. After years of excessively loose monetary policy, does Mr. Powell have the resolve to fix the problem he helped create? After years of warning about loose monetary policy, we can only shrug and say, “Better late than never.”

Why have price/earnings (“P/E”) multiples declined? We believe there are several reasons. First, risk aversion has grown. Investors are understandably nervous about a host of issues, including rising rates, the war in

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Ukraine, increased oil prices, and the rising U.S. dollar. The relentless rise in the dollar (up 17% this year) is acting as a wrecking ball for risk assets and ultimately will be a headwind to earnings. Historically, U.S. stocks have struggled in periods when the U.S. dollar is rapidly rising. Fortunately, the rise in the dollar will eventually run its course.

Second, 2023 earnings estimates may be too high. If so, P/Es are not as low as they appear. While not inevitable, recession risks are currently elevated. As we have discussed in the past, if the Fed achieves its desired increase in the unemployment rate, it is also highly likely to cause a recession. S&P earnings typically decline by around 25% during recessions. In contrast, we believe our portfolio holdings have historically fared well given their solid earnings predictability. Our median predictability is currently in the 90th percentile (with 100 being the best) of the Value Line Universe and the median company in our portfolio grew earnings in 2020 despite a tough environment for most companies.

Finally, P/E multiples are lower with higher inflation. Inflation is at its highest levels in decades. S&P P/E multiples from 1974 to 1982, when we had similar rates of inflation, averaged around 9-times. Conversely, when inflation is below 3.5%, multiples tend to be in the 17-19 times range.

To summarize, with CPI inflation at 8.3%, if the Fed is unable to bring inflation under control, P/E multiples are likely to decline further as rates continue to rise. But to bring inflation under control, the Fed is likely to cause a recession, which would cause earnings estimates to decline. Rock, meet hard place.

What’s an investor to do? A time-tested solution is to own high-quality companies with predictable earnings at low valuations. These companies will typically both provide better earnings in a recession and suffer far less multiple compression if P/Es continue to decline due to high inflation.

Stocks for the Long Run

In trying times, it helps to step back and review the big picture. From 1926 through 2021, one dollar invested in S&P-equivalent stocks grew to $11,812. That same dollar invested in 20-year Treasury bonds grew to $142 while one dollar in cash-equivalent Treasury bills grew to $22. These outsized stock market returns occurred despite the Depression, World War II, Korea, Vietnam, the 1973-74 oil embargo, 21% interest rates, the 1987 stock market crash, the savings and loan crisis, the Internet bubble, 9/11, the Great Financial Crisis, and the 2020 Pandemic. Declines related to these events did not last forever and neither will the current decline.

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Source: Bloomberg, Scharf Investments. The graph is shown using a logarithmic scale.

Past performance is not a guarantee of future results.

While it may seem tempting to sell and wait until things look better, history has proven that stocks are clearly the best asset class for the long-term investor. Historically, owning companies that continue to increase their intrinsic value has proven to be a winning long-term strategy in any market environment.

Ready and Waiting

Our concern, of course, is not for the market averages, but for our portfolios. Combining the gains of 2021 with 2022 losses to date, Scharf Equity accounts are still positive. More importantly, we believe our current holdings have increased in economic value over the past year and will continue to do so.

While economic value and stock market value should converge in the long run, the short term is less predictable. Strong expected earnings growth of our holdings has not translated into stock price appreciation this year. We believe our portfolio is like a coiled spring, the more it is compressed in the short term, the higher the potential future upside for the patient investor. The multiple for the median company in our current holdings has declined despite 19% expected earnings growth. Put another way, our portfolios have the potential to be higher if earnings estimates remain intact and P/E multiples return to 12/31/20 levels.

Charting a Course

While predicting the short-term direction of the financial markets is a fool’s errand, we believe there are four clear investable trends that we are using as compass points to plot our course.

1.
Margin of Safety: Low Valuation = Less Risk. With P/E multiple compression likely to be a trend for the foreseeable future, we believe owning companies at low valuations compared to their histories is more

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important than ever. The median company in our portfolio trades at just over 13 times estimated 2023 earnings with 57% upside to its 10-year median high P/E. By contrast, the S&P trades at nearly 15 times while the median company in the Value Line universe trades at over 15 times. In addition, if our median company in the portfolio were to trade at its median low P/E of 14.2x, it could potentially go up 6%. Naturally, there is no guarantee that earnings will meet expectations, that P/Es will reach their median highs, or that P/Es will not fall further below their median lows.

2.
Predictable growth: Warren Buffett has said that he does not worry about stock prices so long as his holdings are adding to their intrinsic value. We share his feeling. With double-digit historical and expected earnings growth, our portfolio is likely to grow its intrinsic value faster than either the S&P 500 or the Value Line Composite.

3.
High-Quality, Low-Risk Business Models: We continue to favor companies with a high degree of recurring revenues and consumable non-discretionary products. In some cases, these predictable earnings stem from recurring revenue streams based on services with high renewal rates. Current examples are Berkshire Hathaway, Fiserv, Microsoft, Comcast, Oracle, and Markel. In other cases, the companies provide or distribute consumable necessities like food and medicine. Centene, CVS, Constellation Brands, Johnson & Johnson, McKesson, Novartis, Smith & Nephew, and Unilever fall into this category. Replacement parts and services provided by Advance Auto Parts and Valvoline are near cousins to consumable necessities. Defense contractors such as Lockheed Martin’s revenues are highly tied to long-term contracts and not dependent on the economy in general.

While our companies are not immune to earnings disappointments, we believe earnings will come closer to expectations than those of stocks in general. Despite the pandemic, the median company in our current portfolio was able to increase earnings per share in 2020, while our median earnings predictability is in the 90th percentile (100 is highest). Stable to rising earnings combined with higher P/E multiples are a potent combination for potential future stock price appreciation.

4.
Low Leverage: Business models that are highly leveraged and dependent on easy access to cheap credit are vulnerable in today’s economic landscape. We reduced our already limited exposure to companies with high levels of debt in the past quarter by trimming our position in Liberty Broadband.

Every day, we look for situations where the probability of gain is much greater than the probability of loss, and the magnitude of the potential gain is greater than the magnitude of the potential loss. While no time period or investment is free from risk,

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we believe long-term risk/reward ratios have improved since the beginning of the year. This does not mean that long-term losses are impossible, only that we consider them unlikely.

Regardless of the macroeconomic environment, we continue to focus on what has made us successful in the past, namely buying high-quality companies at low valuations. If anything, declining stock prices make us more excited as new opportunities present themselves and risk/reward ratios become increasingly favorable.

The rewards we expect will not be achieved overnight. The market may well get worse before it gets better. Patience and realism on your part are needed to persist through adversity and recognize that markets go down, as well as up.

I hope that you, your families, and those closest to you are healthy and well. Thank you for your continued trust and confidence in Scharf Investments and the Scharf Funds. My team and I welcome your comments and the opportunity to respond to your questions. Please don’t hesitate to reach out to us.

Best regards,

Brian Krawez, CFA
President and Portfolio Manager
November 1, 2022

[1]
Arthur Burns was Chair of the Fed from 1970 to 1979. Many historians believe he was weak and overly influenced by politicians and that his policies contributed to the double-digit inflation of the 1970s. Paul Volcker became Fed Chair after Arthur Burns. He enacted the painful, but necessary anti-inflationary policies that Burns had been unwilling to do. Volcker’s willingness to deliver tough medicine to the U.S. economy broke the back of inflation and set up two decades of economic prosperity in the 1980s and 1990s. Chairman Powell claims to be an admirer of Paul Volcker, but who isn’t?

The securities identified and described do not represent all of the securities purchased, sold or recommended for client accounts. The reader should not assume that an investment in the securities identified was or will be profitable.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in securities representing equity or debt. These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility. The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods. These risks are greater for emerging markets. The Funds may invest in exchange-traded funds (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund. The Funds follow

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an investment style that favors relatively low valuations. Investment in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Forward earnings and EPS Growth are not measures of the Funds’ future performance.

Terms and Definitions:

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange.

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The MSCI All Country World Index (Net) is a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

You cannot invest directly in an index.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock and serves as an indicator of a company’s profitability.

Favorability Ratio is a proprietary metric we use in stock selection. To qualify for purchase, securities must offer at least 3-to-1 upside potential compared with downside risk.

Price to Earnings Ratio (P/E) is a valuation ratio of a company’s current share price compared to its per-share earnings. Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Margin of Safety is a principle of investing in which an investor only purchases securities when the market price is significantly below its intrinsic value.

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The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy and sell any security. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

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TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2022
SCHARF FUND
						Since	Since
	6	One	Three	Five	Ten	Inception	Inception
Cumulative:	Months	Year	Year	Year	Year	12/30/11	1/28/15
Scharf Fund –
Institutional Class	-17.41%	-10.69%	19.18%	39.70%	142.12%	177.12%	N/A
Scharf Fund –
Retail Class	-17.54%	-10.96%	18.17%	37.71%	N/A	N/A	60.92%
S&P 500® Index	-20.20%	-15.47%	26.54%	55.55%	202.44%	252.17%	107.22%
(with dividends
reinvested)
Russell 1000® Value Index	-17.14%	-11.36%	13.66%	29.38%	140.50%	178.37%	63.00%
Annualized:
Scharf Fund –
Institutional Class	—	—	6.02%	6.92%	9.25%	9.94%	N/A
Scharf Fund –
Retail Class	—	—	5.72%	6.61%	N/A	N/A	6.40%
S&P 500® Index	—	—	8.16%	9.24%	11.70%	12.42%	9.96%
(with dividends
reinvested)
Russell 1000® Value Index	—	—	4.36%	5.29%	9.17%	9.99%	6.58%

SCHARF MULTI-ASSET OPPORTUNITY FUND
						Since	Since
		6	One	Three	Five	Inception	Inception
Cumulative:		Months	Year	Year	Year	12/31/12	1/21/16
Scharf Multi-Asset Opportunity
Fund – Institutional Class		-14.98%	-10.48%	13.63%	29.14%	94.38%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class		-15.09%	-10.74%	12.70%	27.42%	N/A	49.98%
Lipper Balanced Funds Index		-15.30%	-15.90%	8.75%	22.00%	79.01%	52.19%
(with dividends reinvested)
Bloomberg U.S. Aggregate
Bond Index		-9.22%	-14.60%	-9.45%	-1.34%	9.04%	3.51%
S&P 500® Index
(with dividends reinvested)		-20.20%	-15.47%	26.54%	55.55%	203.59%	117.36%
Annualized:
Scharf Multi-Asset Opportunity
Fund – Institutional Class		—	—	4.35%	5.25%	7.06%	N/A
Scharf Multi-Asset Opportunity
Fund – Retail Class		—	—	4.07%	4.97%	N/A	6.24%
Lipper Balanced Funds Index		—	—	2.83%	4.06%	6.16%	6.48%
(with dividends reinvested)
Bloomberg U.S. Aggregate
Bond Index		—	—	-3.26%	-0.27%	0.89%	0.52%
S&P 500® Index
(with dividends reinvested)		—	—	8.16%	9.24%	12.07%	12.30%

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SCHARF GLOBAL OPPORTUNITY FUND
					Since
	6	One	Three	Five	Inception
Cumulative:	Months	Year	Year	Year	10/14/14
Scharf Global Opportunity Fund	-22.53%	-17.53%	12.62%	32.01%	73.82%
MSCI All Country World Index (Net)	-21.41%	-20.66%	11.67%	24.27%	61.71%
Annualized:
Scharf Global Opportunity Fund	—	—	4.04%	5.71%	7.19%
MSCI All Country World Index (Net)	—	—	3.75%	4.44%	6.22%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.

The gross expense ratios, as of the Funds’ registration statement dated January 28, 2022, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, and Scharf Global Opportunity Fund are 0.97%, 1.22%, 1.49%, 1.74%, and 1.96%, respectively. The net expense ratios, as of the Funds’ registration statement dated January 28, 2022, for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Multi-Asset Opportunity Fund Institutional Class, Scharf Multi-Asset Opportunity Fund Retail Class, and Scharf Global Opportunity Fund represent the percentages paid by investors and are 0.89%, 1.14%, 1.00%, 1.25%, and 0.89%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses, interest, taxes and extraordinary expenses. Scharf Investments, LLC (the “Adviser”), the Funds’ investment adviser, has contractually agreed to waive fees through January 27, 2023 for the Scharf Fund, Scharf Multi-Asset Opportunity Fund, and Scharf Global Opportunity Fund. The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of purchase. The Scharf Multi-Asset Opportunity Fund, and Scharf Global Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase. Had a redemption fee been included, returns would be lower.

For the fiscal year ended September 30, 2022, the Scharf Funds mutual funds performed as follows:

Scharf Fund Institutional Class and Retail Class returned -10.69% and -10.96%, respectively, compared to the -15.47% return for the S&P 500® Index (“S&P 500”). The key contributors to relative performance for the period were McKesson, Centene, and CVS Health. The key detractors from relative performance were MillerKnoll, Comcast, and Liberty Broadband.

Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class returned -10.48% and -10.74%, respectively, compared to the -15.90% return for the Lipper Balanced Funds Index, -14.60% return for the Bloomberg U.S. Aggregate Bond Index, and -15.47% return for the S&P 500. The key contributors to relative

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performance for the period were McKesson, CVS Health, and Centene. The key detractors from relative performance were MillerKnoll, Liberty Broadband, and Comcast.

Scharf Global Opportunity Fund returned -17.53% compared to the -20.66% return for the MSCI All Country World Index (Net). The key contributors to relative performance for the period were McKesson, Lockheed Martin, and Centene. The key detractors from relative performance were MillerKnoll, Samsung Electronics, and Liberty Broadband.

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Comparison of the change in value of a hypothetical $1,000,000 investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index
and the Russell 1000® Value Index

Average Annual Total Return for the Periods Ended 9/30/2022:
				Since
				Inception
	1 year	5 year	10 year	(1/28/15)
Scharf Fund – Institutional Class	-10.69%	6.92%	9.25%	—
Scharf Fund – Retail Class[1]	-10.96%	6.61%	—	6.40%
S&P 500® Index	-15.47%	9.24%	11.70%	9.96%
Russell 1000® Value Index	-11.36%	5.29%	9.17%	6.58%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

[1]	Retail Class commenced operations on January 28, 2015.

SCHARF MULTI-ASSET OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $5,000,000 investment in the Scharf Multi-Asset Opportunity Fund – Institutional Class vs.
the Lipper Balanced Funds Index, the S&P 500® Index,
and the Bloomberg U.S. Aggregate Bond Index

Average Annual Total Return for the Periods Ended 9/30/2022:

			Since	Since
			Inception	Inception
	1 year	5 year	(12/31/12)	(1/21/16)
Scharf Multi-Asset Opportunity
Fund – Institutional Class[1]	-10.48%	5.25%	7.06%	—
Scharf Multi-Asset Opportunity
Fund – Retail Class[2]	-10.74%	4.97%	—	6.24%
S&P 500® Index	-15.47%	9.24%	12.07%	12.30%
Bloomberg U.S.
Aggregate Bond Index	-14.60%	-0.27%	0.89%	0.52%
Lipper Balanced Funds Index	-15.90%	4.06%	6.16%	6.48%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder

SCHARF MULTI-ASSET OPPORTUNITY FUND

would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Bloomberg U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	Institutional Class commenced operations on December 31, 2012.
[2]	Retail Class commenced operations on January 21, 2016.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the
Scharf Global Opportunity Fund vs. the MSCI All Country World Index (Net)

Average Annual Total Return for the Periods Ended 9/30/2022:

	1 year	5 year	Since Inception[1]
Scharf Global Opportunity Fund	-17.53%	5.71%	7.19%
MSCI All Country World Index (Net)	-20.66%	4.44%	6.22%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The MSCI All Country World Index (Net) captures large and mid cap representation across 22 of 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries.  Net total return indexes reinvest dividends after the deduction of withholding taxes, using a tax rate appliable to non-resident institutional investors who do not benefit from double taxation treaties.

[1]	The Fund commenced operations on October 14, 2014.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2022 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in each Fund at the beginning of the period and held for the entire period (4/1/22-9/30/22).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses, with actual net expenses being limited.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2022 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period*	Expense
Scharf Fund	4/1/22	9/30/22	4/1/22-9/30/22	Ratio*
Institutional Class
Actual	$1,000.00	$ 825.90	$3.94	0.86%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.76	$4.36	0.86%
Retail Class
Actual	$1,000.00	$ 824.60	$5.12	1.12%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.45	$5.67	1.12%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Multi-Asset	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/22	9/30/22	4/1/22-9/30/22	Ratio*
Institutional Class
Actual	$1,000.00	$ 850.20	$4.55	0.98%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.16	$4.96	0.98%
Retail Class
Actual	$1,000.00	$ 849.10	$5.70	1.23%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.90	$6.23	1.23%

	Beginning	Ending	Expenses Paid	Annualized
Scharf Global	Account Value	Account Value	During Period*	Expense
Opportunity Fund	4/1/22	9/30/22	4/1/22-9/30/22	Ratio*
Retail Class
Actual	$1,000.00	$ 774.40	$2.89	0.65%
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.81	$3.29	0.65%

*
Expenses are equal to the Fund’s annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2022 (Unaudited)

7.1%
6.0%
7.7%
11.4%
27.6%
8.8%
16.0%
3.6%
2.1%
6.0%
0.6%
3.1%

- Communication Services – 7.1%
- Consumer Discretionary – 6.0%
- Consumer Staples – 7.7%
- Financials – 11.4%
- Health Care – 27.6%
- Industrials – 8.8%
- Information Technology – 16.0%
- Materials – 3.6%
- Preferred Stock – 2.1%
- U.S. Treasury Bills – 6.0%
- U.S. Treasury Note – 0.6%
- Money Market Fund – 3.1%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2022 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2022 (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2022

Shares	COMMON STOCKS – 86.42%	Value
	Aerospace and Defense – 4.27%
39,935	Lockheed Martin Corp.	$15,426,491

	Beverages – 5.14%
40,680	Constellation Brands, Inc. – Class A	9,343,382
104,865	Heineken N.V. (b)	9,235,141
		18,578,523
	Chemicals – 3.50%
499,280	Valvoline, Inc.	12,651,755

	Commercial Services & Supplies – 1.99%
461,561	MillerKnoll, Inc.	7,200,352

	Diversified Financial Services – 6.58%
89,177	Berkshire Hathaway, Inc. – Class B (a)	23,812,042

	Entertainment – 3.14%
152,996	Activision Blizzard, Inc.	11,373,723

	Health Care Equipment & Supplies – 2.08%
640,200	Smith & Nephew plc	7,509,101

	Health Care Providers & Services – 17.52%
226,180	Centene Corp. (a)	17,599,066
204,760	CVS Health Corp.	19,527,961
77,185	McKesson Corp.	26,232,866
		63,359,893
	Insurance – 4.59%
15,310	Markel Corp. (a)	16,599,408

	Interactive Media & Services – 0.61%
18,755	Baidu, Inc. – ADR (a)	2,203,525

	Internet & Direct Marketing Retail – 2.15%
4,727	Booking Holdings, Inc. (a)	7,767,454

	IT Services – 6.91%
219,025	Cognizant Technology Solutions Corp. – Class A	12,580,796
132,588	Fiserv, Inc. (a)	12,406,259
		24,987,055
	Media – 3.16%
389,090	Comcast Corp. – Class A	11,412,010

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Shares	COMMON STOCKS – 86.42%, Continued	Value
	Personal Products – 2.44%
201,560	Unilever plc – ADR	$8,836,390

	Pharmaceuticals – 7.43%
86,089	Johnson & Johnson	14,063,499
168,265	Novartis AG – ADR	12,789,823
		26,853,322
	Road & Rail – 2.38%
128,765	Canadian Pacific Railway, Ltd. (b)	8,591,201

	Software – 8.76%
75,147	Microsoft Corp.	17,501,736
231,980	Oracle Corp.	14,167,019
		31,668,755
	Specialty Retail – 3.77%
87,246	Advance Auto Parts, Inc.	13,640,040
	TOTAL COMMON STOCKS
	(Cost $263,625,827)	312,471,040

	PREFERRED STOCK – 2.07%
	Technology Hardware,
	Storage & Peripherals – 2.07%
228,560	Samsung Electronics Co., Ltd., 2.27% (b)	7,492,461
	TOTAL PREFERRED STOCK
	(Cost $3,697,316)	7,492,461

	SHORT-TERM INVESTMENTS – 9.49%
	Money Market Fund – 3.07%
11,088,768	First American Treasury Obligations
	Fund, Class Z, 2.83% (c)	11,088,768
	TOTAL MONEY MARKET FUND
	(Cost $11,088,768)	11,088,768

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Principal
Amount	SHORT-TERM INVESTMENTS – 9.49%, Continued	Value
	U.S. Treasury Note – 0.55%
	U.S. Treasury Note
$2,000,000	1.50%, 3/31/2023	$1,976,532
	TOTAL U.S. TREASURY NOTE
	(Cost $1,987,576)	1,976,532

	U.S. Treasury Bills – 5.87%
3,000,000	1.08%, 10/6/2022 (d)	2,999,416
4,500,000	2.61%, 11/3/2022 (d)	4,489,718
3,500,000	1.54%,12/1/2022 (d)	3,483,437
4,250,000	2.88%, 2/23/2023 (d)	4,190,584
5,200,000	2.93%, 4/20/2023 (d)	5,097,562
1,000,000	3.12%, 7/13/2023 (d)	971,346
	TOTAL U.S. TREASURY BILLS
	(Cost $21,270,555)	21,232,063
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $34,346,899)	34,297,363
	Total Investments in Securities
	(Cost $301,670,042) – 97.98%	354,260,864
	Other Assets in Excess of Liabilities – 2.02%	7,322,060
	TOTAL NET ASSETS – 100.00%	$361,582,924

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2022.
(d)	Rate shown is the discount rate at September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022

Shares	COMMON STOCKS – 59.54%	Value
	Aerospace and Defense – 2.98%
3,612	Lockheed Martin Corp.	$1,395,279

	Beverages – 3.54%
3,623	Constellation Brands, Inc. – Class A	832,131
9,356	Heineken N.V. (b)	823,954
		1,656,085
	Chemicals – 2.44%
45,137	Valvoline, Inc.	1,143,772

	Commercial Services & Supplies – 1.34%
40,071	MillerKnoll, Inc.	625,108

	Diversified Financial Services – 4.51%
7,914	Berkshire Hathaway, Inc. – Class B (a)	2,113,196

	Entertainment – 2.17%
13,661	Activision Blizzard, Inc.	1,015,559

	Health Care Equipment & Supplies – 1.43%
57,225	Smith & Nephew plc	671,209

	Health Care Providers & Services – 12.53%
21,139	Centene Corp. (a)	1,644,826
19,015	CVS Health Corp.	1,813,460
7,086	McKesson Corp.	2,408,319
		5,866,605
	Insurance – 3.10%
1,337	Markel Corp. (a)	1,449,602

	Interactive Media & Services – 0.43%
1,695	Baidu, Inc. – ADR (a)	199,146

	Internet & Direct Marketing Retail – 1.45%
414	Booking Holdings, Inc. (a)	680,289

	IT Services – 4.44%
17,833	Cognizant Technology Solutions Corp. – Class A	1,024,327
11,261	Fiserv, Inc. (a)	1,053,692
		2,078,019
	Media – 2.15%
34,323	Comcast Corp. – Class A	1,006,694

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Shares	COMMON STOCKS – 59.54%, Continued	Value
	Personal Products – 1.64%
17,512	Unilever plc – ADR	$767,726

	Pharmaceuticals – 5.04%
7,692	Johnson & Johnson	1,256,565
14,500	Novartis AG – ADR	1,102,145
		2,358,710
	Road & Rail – 1.58%
11,068	Canadian Pacific Railway, Ltd. (b)	738,457

	Software – 6.14%
7,086	Microsoft Corp.	1,650,329
20,052	Oracle Corp.	1,224,576
		2,874,905
	Specialty Retail – 2.63%
7,870	Advance Auto Parts, Inc.	1,230,396
	TOTAL COMMON STOCKS
	(Cost $22,474,150)	27,870,757

	PREFERRED STOCKS – 3.77%
	Capital Markets – 1.46%
700,000	Charles Schwab Corp. – Series G, 5.375%	684,250

	Closed-End Funds – 0.46%
4,500	GDL Fund – Series C, 4.00%	216,900

	Technology Hardware,
	Storage & Peripherals – 1.85%
26,435	Samsung Electronics Co., Ltd., 2.27% (b)	866,570
	TOTAL PREFERRED STOCKS
	(Cost $1,421,112)	1,767,720

	REITs – 1.34%
	Equity Real Estate
	Investment Trusts (REITs) – 1.34%
1	Orion Office REIT, Inc.	9
10,800	Realty Income Corp.	628,560
	TOTAL REITs (Cost $667,709)	628,569

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Shares	EXCHANGE-TRADED FUNDS – 3.42%	Value
36,030	iShares Silver Trust (a)	$630,525
6,263	SPDR Gold Shares (a)	968,698
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,374,563)	1,599,223

Principal
Amount	CORPORATE BONDS – 5.83%
	Beverages – 0.31%
	Coca-Cola Consolidated, Inc. – Class B
$150,000	3.80%, 11/25/2025	145,149

	Biotechnology – 0.32%
	AbbVie, Inc.
150,000	2.30%, 11/21/2022 (d)	149,647

	Chemicals – 0.11%
	DuPont de Nemours, Inc.
50,000	4.205%, 11/15/2023	49,727

	Computer and Electronic
	Product Manufacturing – 0.19%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	89,263

	Credit Intermediation and
	Related Activities – 0.21%
	JPMorgan Chase Financial Co., LLC
100,000	5.00%, 9/16/2027	98,032

	Entertainment – 0.33%
	Walt Disney Co.
150,000	8.875%, 4/26/2023	153,727

	Food Products – 0.35%
	Bestfoods, Inc.
150,000	7.25%, 12/15/2026	164,293

	Health Care Providers & Services – 0.32%
	McKesson Corp.
150,000	2.70%, 12/15/2022	149,679

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Principal
Amount	CORPORATE BONDS – 5.83%, Continued	Value
	Internet & Direct Marketing Retail – 0.32%
	Amazon.com, Inc.
$150,000	5.20%, 12/3/2025	$152,290

	IT Services – 0.34%
	International Business Machines Corp.
150,000	7.00%, 10/30/2025	159,261

	Petroleum and Coal
	Products Manufacturing – 1.14%
	Murphy Oil USA, Inc.
557,000	5.625%, 5/1/2027	533,511

	Pharmaceutical and
	Medicine Manufacturing – 0.33%
	Wyeth LLC
150,000	6.45%, 2/1/2024	153,303

	Securities and Commodity Contracts
	Intermediation and Brokerage – 1.56%
	Goldman Sachs Group, Inc.
1,001,000	4.00%, (3 Month LIBOR + 0.7675%), 6/1/2043 (c)	728,764
	TOTAL CORPORATE BONDS
	(Cost $2,842,997)	2,726,646

	MUNICIPAL BONDS – 5.57%
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
120,000	7.875%, 2/1/2026, Series 2011B	120,396
	California Infrastructure & Economic
	Development Bank Revenue – Taxable
130,000	3.25%, 7/1/2026	123,316
	City of New York, General Obligation,
	Build America Bonds
175,000	5.887%, 12/1/2024	178,464
35,000	5.424%, 3/1/2025	35,320

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Principal
Amount	MUNICIPAL BONDS – 5.57%, Continued	Value
	Lake of Elsinore California Improvement
	Bond Act 1915, Limited Obligation, Refunding
	Taxable Reassessment District No. 2021-1
$150,000	1.153%, 9/2/2025	$135,106
	Los Angeles Department of Water &
	Power Water System Revenue
85,000	5.381%, 7/1/2024	86,335
	Pasadena California Pension Obligation
	Refunding Taxable – Series B
100,000	4.625%, 5/1/2038	100,000
	San Francisco Bay Area Toll Authority,
	Revenue Bonds
100,000	2.234%, 4/1/2023	99,048
65,000	6.793%, 4/1/2030	69,314
	San Francisco City & County Airport
	Comm-San Francisco International Airport
180,000	2.293%, 5/1/2028	156,948
	San Jose Redevelopment Agency Successor Agency
250,000	3.176%, 8/1/2026	236,741
	Solano County Community College District
100,000	5.25%, 8/1/2032	100,731
	State of California, Build America Bonds
15,000	4.988%, 4/1/2039	15,010
	State of California, General
	Obligation Unlimited Bond
125,000	2.25%, 10/1/2023	122,841
100,000	3.375%, 4/1/2025	97,284
200,000	2.65%, 4/1/2026	188,021
	State of Connecticut, Build America Bonds
240,000	5.20%, 12/1/2022	240,541
25,000	5.30%, 12/1/2023	25,213
	State of Georgia, School Construction Bonds
15,000	4.35%, 2/1/2029	14,694
	State of Hawaii, Build America Bonds, Taxable
25,000	5.10%, 2/1/2024	25,249
	State of Mississippi – Build America Bonds
100,000	4.511%, 11/1/2024	100,031

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Principal
Amount	MUNICIPAL BONDS – 5.57%, Continued	Value
	State of Oregon, General Obligation,
	Board of Higher Educations – Taxable
$5,000	5.742%, 8/1/2024	$5,096
	Toledo City School District, General
	Obligation Bond, Taxable
225,000	5.00%, 12/1/2024	226,802
	University of California, Build America Bonds
100,000	6.296%, 5/15/2050	105,302
	TOTAL MUNICIPAL BONDS
	(Cost $2,733,204)	2,607,803

	OTHER SECURITIES – 2.09%
	Independent Power and Renewable
	Electricity Producers – 2.09%
24,500	Tennessee Valley Authority, Series D,
	PAARS, Power Bond	530,180
	2.134%, (reset annually @ CMT 30 year index average
	+ 94 bps if lower than current rate), 6/1/2028 (c)
21,300	Tennessee Valley Authority, Series A, Power Bond	447,300
	2.216%, (reset annually @ CMT 30 year index average
	+ 84 bps if lower than current rate), 5/1/2029 (c)
	TOTAL OTHER SECURITIES
	(Cost $1,148,325)	977,480

Shares	SHORT-TERM INVESTMENTS – 17.24%
	Money Market Fund- 4.24%
1,986,312	First American Treasury Obligations
	Fund, Class Z, 2.83% (e)	1,986,312
	TOTAL MONEY MARKET FUND
	(Cost $1,986,312)	1,986,312

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Principal
Amount	SHORT-TERM INVESTMENTS – 17.24%, Continued	Value
	U.S. Treasury Note – 1.06%
$500,000	U.S. Treasury Note
	1.50%, 3/31/2023	$494,133
	TOTAL U.S. TREASURY NOTE
	(Cost $497,895)	494,133

	U.S. Treasury Bills – 11.94%
1,000,000	0.47%, 10/6/2022 (f)	999,805
1,250,000	2.55%, 11/3/2022 (f)	1,247,144
1,750,000	2.05%, 12/1/2022 (f)	1,741,718
750,000	2.63%, 2/23/2023 (f)	739,515
800,000	3.07%, 4/20/2023 (f)	784,240
80,000	3.15%, 7/13/2023 (f)	77,708
	TOTAL U.S. TREASURY BILLS
	(Cost $5,597,286)	5,590,130
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $8,081,493)	8,070,575
	Total Investments in Securities
	(Cost $40,743,553) – 98.80%	46,248,773
	Other Assets in Excess of Liabilities – 1.20%	559,905
	TOTAL NET ASSETS – 100.00%	$46,808,678

ADR	American Depository Receipt
CMT	Constant Maturity
LIBOR	London Interbank Offered Rate
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Variable rate security. Rate shown reflects the rate in effect as of September 30, 2022.
(d)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2022, the value of these investments was $149,647 or 0.32% of total net assets.

(e)	Rate shown is the 7-day annualized yield as of September 30, 2022.
(f)	Rate shown is the discount rate at September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022

Shares	COMMON STOCKS – 91.68%	Value
	Aerospace and Defense – 4.36%
2,365	Lockheed Martin Corp.	$913,576

	Beverages – 4.73%
14,330	Heineken Holding N.V. (b)	990,106

	Chemicals – 3.75%
30,940	Valvoline, Inc.	784,020

	Commercial Services & Supplies – 1.98%
26,635	MillerKnoll, Inc.	415,506

	Diversified Financial Services – 3.87%
3,036	Berkshire Hathaway, Inc. – Class B (a)	810,673

	Entertainment – 2.31%
6,500	Activision Blizzard, Inc.	483,210

	Health Care Equipment & Supplies – 3.48%
62,020	Smith & Nephew plc	727,451

	Health Care Providers & Services – 16.48%
11,343	Centene Corp. (a)	882,599
15,449	CVS Health Corp.	1,473,371
3,218	McKesson Corp.	1,093,702
		3,449,672
	Household Durables – 2.26%
7,397	Sony Corp. – ADR	473,778

	Insurance – 7.39%
90,190	AIA Group, Ltd. (a)	752,000
733	Markel Corp. (a)	794,733
		1,546,733
	Interactive Media & Services – 5.64%
6,168	Baidu, Inc. – ADR (a)	724,678
13,455	Tencent Holdings, Ltd. (b)	456,634
		1,181,312
	Internet & Direct Marketing Retail – 2.28%
290	Booking Holdings, Inc. (a)	476,531

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Shares	COMMON STOCKS – 91.68%, Continued	Value
	IT Services – 5.09%
7,455	Cognizant Technology Solutions Corp. – Class A	$428,215
6,800	Fiserv, Inc. (a)	636,276
		1,064,491
	Media – 4.29%
20,502	Comcast Corp. – Class A	601,324
55,154	Grupo Televisa S.A.B. – ADR	296,728
		898,052
	Metals & Mining – 3.19%
43,105	Barrick Gold Corp. (b)	668,127

	Personal Products – 3.07%
14,655	Unilever plc – ADR	642,475

	Pharmaceuticals – 6.60%
2,849	Johnson & Johnson	465,413
12,045	Novartis AG – ADR	915,540
		1,380,953
	Road & Rail – 2.04%
6,405	Canadian Pacific Railway, Ltd. (b)	427,342

	Software – 5.06%
1,593	Microsoft Corp.	371,010
11,279	Oracle Corp.	688,808
		1,059,818
	Specialty Retail – 3.81%
5,105	Advance Auto Parts, Inc.	798,116
	TOTAL COMMON STOCKS
	(Cost $18,972,889)	19,191,942

	PREFERRED STOCK – 4.13%
	Technology Hardware,
	Storage & Peripherals – 4.13%
26,375	Samsung Electronics Co., Ltd., 2.56% (c)	864,603
	TOTAL PREFERRED STOCK
	(Cost $491,783)	864,603

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

Shares	MONEY MARKET FUND – 3.52%	Value
737,399	First American Treasury Obligations
	Fund, Class Z, 2.83% (c)	$737,399
	TOTAL MONEY MARKET FUND
	(Cost $737,399)	737,399
	Total Investments in Securities
	(Cost $20,202,071) – 99.33%	20,793,944
	Other Assets in Excess of Liabilities – 0.67%	139,955
	TOTAL NET ASSETS – 100.00%	$20,933,899

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of September 30, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2022, Continued

COUNTRY ALLOCATION

Country	% of Net Assets
United States	63.6%
China	5.6%
United Kingdom	5.3%
Canada	5.2%
Netherlands	4.5%
Switzerland	4.4%
Republic of Korea	4.1%
Hong Kong	3.6%
Japan	2.3%
Mexico	1.4%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2022

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
ASSETS
Investments in securities, at value (identified cost
$301,670,042 and $40,743,553, respectively)	$354,260,864	$46,248,773
Foreign currency, at value (identified cost
$0 and $111,367, respectively)	—	112,087
Receivables:
Investments sold	8,803,425	768,304
Fund shares issued	928,852	—
Dividends and interest	314,978	114,594
Dividend tax reclaim	338,443	29,667
Prepaid expenses	19,365	7,307
Total assets	$364,665,927	$47,280,732
LIABILITIES
Payables:
Investments purchased	1,176,443	392,148
Fund shares redeemed	1,406,214	—
Advisory fees	219,354	21,116
Administration and fund accounting fees	34,910	11,544
Audit fees	22,500	22,501
12b-1 distribution fees	162,033	5,501
Chief Compliance Officer fee	1,875	1,875
Custody fees	4,050	1,755
Trustee fees and expenses	725	726
Legal fees	1,795	1,740
Shareholder servicing fees	38,531	8,555
Transfer agent fees and expenses	6,778	2,882
Accrued other expenses	7,795	1,711
Total liabilities	3,083,003	472,054
NET ASSETS	$361,582,924	$46,808,678
CALCULATION OF NET ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to shares outstanding	$356,161,734	$36,772,228
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	8,021,212	1,180,252
Net asset value, offering and redemption price per share[1]	$44.40	$31.16
Retail Shares
Net assets applicable to shares outstanding	$5,421,190	$10,036,450
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	122,961	323,263
Net asset value, offering and redemption price per share[1]	$44.09	$31.05
COMPOSITION OF NET ASSETS
Paid-in capital	$293,019,615	$40,096,496
Total distributable earnings	68,563,309	6,712,182
Net assets	$361,582,924	$46,808,678

1	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase and 15 days of purchase, respectively.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2022

Scharf Global
Opportunity Fund
ASSETS
Investments in securities, at value (identified cost $20,202,071)	$20,793,944
Receivables:
Investments sold	465,153
Dividends and interest	21,349
Dividend tax reclaim	14,365
Due from Adviser (Note 4)	1,744
Prepaid expenses	15,555
Total assets	21,312,110
LIABILITIES
Payables:
Investments purchased	324,681
Audit fees	21,000
Shareholder servicing fees	8,145
12b-1 distribution fees	7,067
Administration and fund accounting fees	7,330
Legal fees	2,245
Chief Compliance Officer fee	1,875
Custody fees	2,073
Transfer agent fees and expenses	1,364
Trustee fees and expenses	725
Accrued other expenses	1,706
Total liabilities	378,211
NET ASSETS	$20,933,899
CALCULATION OF NET ASSET VALUE PER SHARE
Retail Shares
Net assets applicable to shares outstanding	$20,933,899
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	773,600
Net asset value, offering and redemption price per share[1]	$27.06
COMPOSITION OF NET ASSETS
Paid-in capital	$20,029,677
Total distributable earnings	904,222
Net assets	$20,933,899

1	A redemption fee of 2.00% is assessed against shares redeemed within 15 days of purchase.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2022

		Scharf Multi-Asset
	Scharf Fund	Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance
fees of $172,125 and $19,033, respectively)	$5,610,671	$587,953
Interest	168,129	214,598
Total income	5,778,800	802,551
Expenses
Advisory fees (Note 4)	3,175,058	528,576
Shareholder servicing fees – Institutional Class (Note 6)	241,165	37,468
Shareholder servicing fees – Retail Class (Note 6)	54,083	10,678
Administration and fund accounting fees (Note 4)	175,393	63,271
12b-1 distribution fees – Retail Class (Note 5)	136,020	27,156
Transfer agent fees and expenses (Note 4)	41,352	14,969
Registration fees	35,680	30,457
Custody fees (Note 4)	33,928	10,630
Audit fees	22,501	22,500
Reports to shareholders	17,973	4,187
Trustee fees and expenses	13,867	14,149
Miscellaneous expenses	11,697	7,524
Chief Compliance Officer fee (Note 4)	11,250	10,312
Legal fees	7,554	6,613
Insurance expense	7,272	2,918
Interest expense (Note 7)	594	—
Total expenses	3,985,387	791,408
Less: advisory fee waiver (Note 4)	(338,354)	(245,090)
Net expenses	3,647,033	546,318
Net investment income	2,131,767	256,233
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, FOREIGN CURRENCY
AND NAV LOSS PAYMENTS
Net realized gain/(loss) on:
Investments	21,473,932	1,726,334
Foreign currency	(7,208)	(3,520)
NAV loss payments	300	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(66,514,380)	(7,627,823)
Foreign currency	(20,715)	(651)
Net realized and unrealized loss on investments,
foreign currency and NAV loss payments	(45,068,071)	(5,905,660)
Net Decrease in Net Assets
Resulting from Operations	$(42,936,304)	$(5,649,427)

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2022

Scharf Global
Opportunity Fund
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld and issuance fees of $30,993)	$409,731
Interest	4,647
Total income	414,378
Expenses
Advisory fees (Note 4)	256,752
Administration and fund accounting fees (Note 4)	41,583
Audit fees	20,999
Registration fees	18,976
Shareholder servicing fees – Retail Class (Note 6)	14,604
Trustee fees and expenses	13,863
12b-1 distribution fees – Retail Class (Note 5)	13,257
Chief Compliance Officer fee (Note 4)	11,250
Custody fees (Note 4)	10,001
Transfer agent fees and expenses (Note 4)	7,975
Legal fees	6,868
Miscellaneous expenses	6,646
Reports to shareholders	4,873
Insurance expense	2,589
Interest expense (Note 7)	15
Total expenses	430,251
Less: advisory fee waiver and expense reimbursement (Note 4)	(262,343)
Net expenses	167,908
Net investment income	246,470
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	72,208
Foreign currency	(2,151)
Net change in unrealized appreciation/(depreciation) on:
Investments	(4,766,054)
Foreign currency	(955)
Net realized and unrealized loss on investments and foreign currency	(4,696,952)
Net Decrease in Net Assets Resulting from Operations	$(4,450,482)

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,131,767	$2,682,554
Net realized gain/(loss) from:
Investments	21,473,932	38,414,239
Foreign currency	(7,208)	(8,212)
NAV loss payments	300	—
Net change in unrealized appreciation/(depreciation) on:
Investments	(66,514,380)	37,547,732
Foreign currency	(20,715)	(4,092)
Net increase/(decrease) in net assets
resulting from operations	(42,936,304)	78,632,221
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class shares	(31,966,632)	(10,685,640)
Net dividends and distributions to shareholders –
Retail Class shares	(6,885,588)	(2,293,886)
Total distributions to shareholders	(38,852,220)	(12,979,526)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	42,755,276	(14,313,106)
Total increase/(decrease) in net assets	(39,033,248)	51,339,589
NET ASSETS
Beginning of year	400,616,172	349,276,583
End of year	$361,582,924	$400,616,172

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,498,374	$125,134,728	802,759	$42,343,492
Shares issued on
reinvestments of distributions	596,014	31,648,329	222,392	10,645,906
Shares redeemed*	(1,076,389)	(56,602,604)	(1,166,051)	(60,339,692)
Net increase/(decrease)	2,017,999	$100,180,453	(140,900)	$(7,350,294)
* Net of redemption fees of		$1,978		$3,643

Retail Class
	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	41,355	$2,161,795	28,398	$1,492,831
Shares issued on
reinvestments of distributions	130,261	6,885,588	48,096	2,293,220
Shares redeemed*	(1,366,193)	(66,472,560)	(213,599)	(10,748,863)
Net decrease	(1,194,577)	$(57,425,177)	(137,105)	$(6,962,812)
* Net of redemption fees of		$267		$824

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$256,233	$370,678
Net realized gain/(loss) from:
Investments	1,726,334	4,426,537
Foreign currency	(3,520)	(957)
Net change in unrealized appreciation/(depreciation) on:
Investments	(7,627,823)	2,755,260
Foreign currency	(651)	(386)
Net increase/(decrease) in net assets
resulting from operations	(5,649,427)	7,551,132
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Institutional Class shares	(3,934,277)	(1,548,665)
Net dividends and distributions to shareholders –
Retail Class shares	(614,362)	(258,219)
Total distributions to shareholders	(4,548,639)	(1,806,884)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	6,464,163	(3,010,853)
Total increase/(decrease) in net assets	(3,733,903)	2,733,395
NET ASSETS
Beginning of year	50,542,581	47,809,186
End of year	$46,808,678	$50,542,581

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class
	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	51,978	$1,907,270	60,444	$2,297,678
Shares issued on
reinvestments of distributions	106,834	3,890,881	44,293	1,532,089
Shares redeemed*	(125,390)	(4,625,238)	(147,401)	(5,430,203)
Net increase/(decrease)	33,422	$1,172,913	(42,664)	$(1,600,436)
* Net of redemption fees of		$1,551		$—

Retail Class
	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued in connection
with reorganization (Note 12)	177,701	$6,502,935	—	$—
Shares sold	16,201	591,940	13,527	490,410
Shares issued on
reinvestments of distributions	16,887	614,362	7,472	258,218
Shares redeemed*	(66,508)	(2,417,987)	(59,037)	(2,159,045)
Net increase/(decrease)	144,281	$5,291,250	(38,038)	$(1,410,417)
* Net of redemption fees of		$440		$—

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2022	September 30, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$246,470	$219,459
Net realized gain/(loss) from:
Investments	72,208	2,401,682
Foreign currency	(2,151)	(1,195)
Net change in unrealized appreciation/(depreciation) on:
Investments	(4,766,054)	2,363,420
Foreign currency	(955)	(242)
Net increase/(decrease) in net assets
resulting from operations	(4,450,482)	4,983,124
DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders	(2,526,187)	(448,307)
Total distributions to shareholders	(2,526,187)	(448,307)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	2,267,906	2,401,597
Total increase/(decrease) in net assets	(4,708,763)	6,936,414
NET ASSETS
Beginning of year	25,642,662	18,706,248
End of year	$20,933,899	$25,642,662

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2022		September 30, 2021
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	58,601	$2,001,457	127,274	$4,352,999
Shares issued on
reinvestments of distributions	74,917	2,526,187	14,227	448,307
Shares redeemed*	(67,354)	(2,259,738)	(72,125)	(2,399,709)
Net increase	66,164	$2,267,906	69,376	$2,401,597
* Net of redemption fees of		$1,219		$—

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$54.78	$46.02	$46.21	$46.72	$44.08

Income from
investment operations:
Net investment income^	0.29	0.39	0.34	0.23	0.26
Net realized and unrealized
gain/(loss) on investments
and foreign currency	(5.26)	10.14	3.35	2.99	3.61
Total from investment operations	(4.97)	10.53	3.69	3.22	3.87

Less distributions:
From net investment income	(0.38)	(0.37)	(0.24)	(0.39)	(0.08)
From net realized
gain on investments	(5.03)	(1.40)	(3.64)	(3.34)	(1.15)
Total distributions	(5.41)	(1.77)	(3.88)	(3.73)	(1.23)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$44.40	$54.78	$46.02	$46.21	$46.72

Total return	-10.69%	23.43%	8.12%	7.61%	8.93%

Ratios/supplemental data:
Net assets, end of year (thousands)	$356,162	$328,886	$282,746	$298,028	$350,205
Ratio of expenses
to average net assets:
Before fee waivers	0.94%	0.94%	1.00%	1.06%	1.08%
After fee waivers	0.86%	0.86%	0.90%	0.96%	0.96%
Ratio of net investment income
to average net assets:
Before fee waivers	0.48%	0.66%	0.68%	0.44%	0.47%
After fee waivers	0.56%	0.74%	0.78%	0.54%	0.59%
Portfolio turnover rate	22.66%	29.21%	52.15%	47.87%	39.71%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$54.44	$45.74	$45.95	$46.43	$43.87

Income from
investment operations:
Net investment income^	0.15	0.24	0.22	0.11	0.12
Net realized and unrealized
gain/(loss) on investments
and foreign currency	(5.25)	10.09	3.33	2.98	3.59
Total from investment operations	(5.10)	10.33	3.55	3.09	3.71

Less distributions:
From net investment income	(0.22)	(0.23)	(0.12)	(0.23)	—
From net realized
gain on investments	(5.03)	(1.40)	(3.64)	(3.34)	(1.15)
Total distributions	(5.25)	(1.63)	(3.76)	(3.57)	(1.15)
Paid-in capital from
redemption fees^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$44.09	$54.44	$45.74	$45.95	$46.43

Total return	-10.96%	23.08%	7.83%	7.32%	8.58%

Ratios/supplemental data:
Net assets, end of year (thousands)	$5,421	$71,730	$66,531	$72,710	$70,365
Ratio of expenses
to average net assets:
Before fee waivers	1.22%	1.22%	1.29%	1.34%	1.39%
After fee waivers	1.14%	1.14%	1.19%	1.24%	1.27%
Ratio of net investment income
to average net assets:
Before fee waivers	0.20%	0.38%	0.39%	0.16%	0.16%
After fee waivers	0.28%	0.46%	0.49%	0.26%	0.28%
Portfolio turnover rate	22.66%	29.21%	52.15%	47.87%	39.71%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class

	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$38.14	$34.01	$33.55	$33.58	$32.27

Income from
investment operations:
Net investment income^	0.19	0.28	0.33	0.38	0.34
Net realized and unrealized
gain/(loss) on investments
and foreign currency	(3.69)	5.18	2.60	1.70	1.67
Total from investment operations	(3.50)	5.46	2.93	2.08	2.01

Less distributions:
From net investment income	(0.30)	(0.31)	(0.43)	(0.49)	(0.07)
From net realized
gain on investments	(3.18)	(1.02)	(2.04)	(1.62)	(0.63)
Total distributions	(3.48)	(1.33)	(2.47)	(2.11)	(0.70)
Paid-in capital from
redemption fees	0.00 ^#	—	—	—	—
Net asset value, end of year	$31.16	$38.14	$34.01	$33.55	$33.58

Total return	-10.48%	16.46%	8.99%	6.89%	6.32%

Ratios/supplemental data:
Net assets, end of year (thousands)	$36,772	$43,738	$40,450	$43,865	$46,366
Ratio of expenses
to average net assets:
Before fee waivers	1.43%	1.46%	1.47%	1.45%	1.44%
After fee waivers	0.97%	0.97%	0.96%	0.98%	0.97%
Ratio of net investment income
to average net assets:
Before fee waivers	0.08%	0.28%	0.50%	0.71%	0.59%
After fee waivers	0.54%	0.77%	1.01%	1.18%	1.06%
Portfolio turnover rate	20.53%	28.67%	48.02%	45.52%	36.29%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF MULTI-ASSET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$38.02	$33.91	$33.47	$33.44	$32.16

Income from
investment operations:
Net investment income^	0.09	0.19	0.24	0.29	0.26
Net realized and unrealized
gain/(loss) on investments
and foreign currency	(3.68)	5.17	2.59	1.72	1.65
Total from investment operations	(3.59)	5.36	2.83	2.01	1.91

Less distributions:
From net investment income	(0.20)	(0.23)	(0.35)	(0.36)	(0.00)
From net realized
gain on investments	(3.18)	(1.02)	(2.04)	(1.62)	(0.63)
Total distributions	(3.38)	(1.25)	(2.39)	(1.98)	(0.63)
Paid-in capital from
redemption fees	0.00 ^#	—	0.00 ^#	—	—
Net asset value, end of year	$31.05	$38.02	$33.91	$33.47	$33.44

Total return	-10.74%	16.18%	8.68%	6.66%	6.00%

Ratios/supplemental data:
Net assets, end of year (thousands)	$10,037	$6,805	$7,359	$5,874	$7,361
Ratio of expenses
to average net assets:
Before fee waivers	1.69%	1.72%	1.74%	1.70%	1.70%
After fee waivers	1.23%	1.23%	1.23%	1.23%	1.23%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	(0.20)%	0.03%	0.23%	0.45%	0.33%
After fee waivers	0.26%	0.52%	0.74%	0.92%	0.80%
Portfolio turnover rate	20.53%	28.67%	48.02%	45.52%	36.29%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Retail Class

	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value,
beginning of year	$36.25	$29.32	$29.98	$31.30	$29.76

Income from
investment operations:
Net investment income	0.32 ^	0.31	0.28	0.37	0.31
Net realized and unrealized
gain/(loss) on investments
and foreign currency	(5.98)	7.31	2.22	0.90	3.05
Total from investment operations	(5.66)	7.62	2.50	1.27	3.36

Less distributions:
From net investment income	(0.30)	(0.23)	(0.41)	(0.28)	(0.21)
From net realized
gain on investments	(3.23)	(0.46)	(2.75)	(2.31)	(1.61)
Total distributions	(3.53)	(0.69)	(3.16)	(2.59)	(1.82)
Paid-in capital from
redemption fees	0.00 ^#	—	—	—	0.00 ^#
Net asset value, end of year	$27.06	$36.25	$29.32	$29.98	$31.30

Total return	-17.53%	26.33%	8.09%	4.92%	11.72%

Ratios/supplemental data:
Net assets, end of year (thousands)	$20,934	$25,643	$18,706	$17,763	$28,353
Ratio of expenses
to average net assets:
Before fee waivers and
expense reimbursement	1.66%	1.84%	1.99%	1.96%	1.72%
After fee waivers and
expense reimbursement	0.65%	0.76%	0.70%	0.59%	0.52%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and
expense reimbursement	(0.06)%	(0.16)%	(0.42)%	(0.31)%	(0.26)%
After fee waivers and
expense reimbursement	0.95%	0.92%	0.87%	1.06%	0.94%
Portfolio turnover rate	29.86%	37.42%	60.69%	73.90%	65.99%

^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund, (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Multi-Asset Opportunity Fund is to seek long-term capital appreciation and income. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011, and January 28, 2015, respectively. The Scharf Multi-Asset Opportunity Fund Institutional Class and Retail Class commenced operations on December 31, 2012, and January 21, 2016, respectively.  The Scharf Global Opportunity Fund commenced operations on October 14, 2014.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds prior three fiscal years are open for examination.  Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Dividend income, income and capital gain distributions from underlying funds and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amounts of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

For the year ended September 30, 2022, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Distributable	Paid-in
	Earnings	Capital
Scharf Fund	$(2,842,757)	$2,842,757
Scharf Multi-Asset Opportunity Fund	(331,365)	331,365
Scharf Global Opportunity Fund	(22,574)	22,574

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Multi-Asset Opportunity Fund and the Scharf Global Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  The redemption fees retained by each Fund are disclosed in the statements of changes.

G.
Foreign Currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

H.
Accounting Pronouncements:  In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the Funds’ investments that will undergo reference rate-related modifications as a result of the reference rate reform.

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Funds were required to implement and comply with Rule 18f-4 by August 19, 2022.  Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  The Funds most recently filed statement of additional information allows the Funds to enter into derivative transactions.  The Funds are considered limited derivative users under Rule 18f-4. During the year ended September 30, 2022, the Funds did not enter into derivatives transactions.  The Funds are in compliance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds are in compliance with Rule 2a-5, which had a compliance date of September 8, 2022.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

I.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2022, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including common stocks, preferred stocks and exchange-traded funds that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  The values for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.  Exchange rates are provided daily by a recognized independent pricing agent.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities may be resold in transactions that are exempt from registration under the Federal securities law.  Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.  The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult.  At September 30, 2022, the Scharf Multi-Asset Opportunity Fund held securities issued pursuant to Rule 144A under the Securities Act of 1933.  There were no other restricted investments held by the Funds at September 30, 2022.

Prior to the effectiveness of Rule 2a-5 on September 8, 2022, the Board of Trustees had delegated day-to-day valuation issues to a Valuation Committee of the Trust which was comprised of representatives from the Funds’ administrator, U.S. Bancorp

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee was to value securities where current and reliable market quotations were not readily available or the closing price did not represent fair value by following procedures approved by the Board of Trustees.  These procedures considered many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee were subsequently reviewed and ratified by the Board of Trustees.  The Valuation Committee served until September 7, 2022.  Effective September 8, 2022, the Board of Trustees approved Scharf Investments, LLC (the “Adviser”), as the Funds’ valuation designee under Rule 2a-5.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2022:

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$24,989,257	$—	$—	$24,989,257
Consumer Discretionary	21,407,493	—	—	21,407,493
Consumer Staples	27,414,914	—	—	27,414,914
Financials	40,411,451	—	—	40,411,451
Health Care	97,722,316	—	—	97,722,316
Industrials	31,218,044	—	—	31,218,044
Information Technology	56,655,810	—	—	56,655,810
Materials	12,651,755	—	—	12,651,755
Total Common Stocks	312,471,040	—	—	312,471,040
Preferred Stock
Information Technology	7,492,461	—	—	7,492,461
Total Preferred Stock	7,492,461	—	—	7,492,461
U.S. Treasury Bills	—	21,232,063	—	21,232,063
U.S. Treasury Note	—	1,976,532	—	1,976,532
Money Market Fund	11,088,768	—	—	11,088,768
Total Investments
in Securities	$331,052,269	$23,208,595	$—	$354,260,864

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

Scharf Multi-Asset Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,221,399	$—	$—	$2,221,399
Consumer Discretionary	1,910,685	—	—	1,910,685
Consumer Staples	2,423,811	—	—	2,423,811
Financials	3,562,798	—	—	3,562,798
Health Care	8,896,524	—	—	8,896,524
Industrials	2,758,844	—	—	2,758,844
Information Technology	4,952,924	—	—	4,952,924
Materials	1,143,772	—	—	1,143,772
Total Common Stocks	27,870,757	—	—	27,870,757
Preferred Stocks
Capital Markets	—	684,250	—	684,250
Closed-End Fund	216,900	—	—	216,900
Information Technology	866,570	—	—	866,570
Total Preferred Stocks	1,083,470	684,250	—	1,767,720
REITs	628,569	—	—	628,569
Exchange-Traded Funds	1,599,223	—	—	1,599,223
Fixed Income
Corporate Bonds	—	2,726,646	—	2,726,646
Municipal Bonds	—	2,607,803	—	2,607,803
Total Fixed Income	—	5,334,449	—	5,334,449
U.S. Treasury Bills	—	5,590,130	—	5,590,130
U.S. Treasury Note	—	494,133	—	494,133
Other Securities	977,480	—	—	977,480
Money Market Fund	1,986,312	—	—	1,986,312
Total Investments
in Securities	$34,145,811	$12,102,962	$—	$46,248,773

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,562,574	$—	$—	$2,562,574
Consumer Discretionary	1,748,424	—	—	1,748,424
Consumer Staples	1,632,582	—	—	1,632,582
Financials	2,357,406	—	—	2,357,406
Health Care	5,558,076	—	—	5,558,076
Industrials	1,756,424	—	—	1,756,424
Information Technology	2,124,309	—	—	2,124,309
Materials	1,452,147	—	—	1,452,147
Total Common Stocks	19,191,942	—	—	19,191,942
Preferred Stock
Information Technology	864,603	—	—	864,603
Total Preferred Stock	864,603	—	—	864,603
Money Market Fund	737,399	—	—	737,399
Total Investments
in Securities	$20,793,944	$—	$—	$20,793,944

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries and individual companies are not known.  The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of any future outbreaks and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Adviser pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnishes all investment advice, office space and facilities,

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Scharf Fund pays fees calculated at an annual rate of 0.78% based upon the average daily net assets of the Fund. The Scharf Multi-Asset Opportunity Fund and the Scharf Global Opportunity Fund pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the year ended September 30, 2022, the advisory fees incurred by the Funds are disclosed in the statements of operations.

The Funds are responsible for their own operating expenses. The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding class specific expenses such as the 0.25% 12b-1 fees applied to the Retail Class and 0.10% shareholder servicing fees applied to both the Institutional Class and Retail Class, acquired fund fees and expenses, interest expense, taxes and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses as follows:

Expense Caps
Scharf Fund	0.79%
Scharf Multi-Asset Opportunity Fund	0.88%
Scharf Global Opportunity Fund	0.54%

Percent of average daily net assets of each Fund.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into the account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment: or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2022, the Adviser reduced its fees in the amount of $338,354, $245,090, and $262,343, for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund, respectively.

No amounts were recouped by the Adviser.  The expense limitation for the Funds will remain in effect through at least January 27, 2023.  The expense caps may be

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

terminated only by the Board of Trustees of the Trust.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

		Scharf Multi-Asset		Scharf Global
Scharf Fund		Opportunity Fund		Opportunity Fund
Year	Amount	Year	Amount	Year	Amount
9/30/23	$332,172	9/30/23	$232,919	9/30/23	$233,218
9/30/24	331,385	9/30/24	246,375	9/30/24	257,887
9/30/25	338,354	9/30/25	245,090	9/30/25	262,343
	$1,001,911		$724,384		$753,448

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust including the Chief Compliance Officer are employees of Fund Services.  Fees paid by the Funds for these services for the year ended September 30, 2022, are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

NOTE 5 – 12B-1 DISTRIBUTION FEES

The Retail Class of each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each class to pay for distribution and related expenses up to an annual rate of 0.25% of its average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2022, the 12b-1 fees accrued by each Fund’s Retail Class are disclosed in the statements of operations.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees up to an annual rate

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2022, the shareholder servicing fees accrued by the Funds are disclosed in the statements of operations.

NOTE 7 – LINES OF CREDIT

The Scharf Fund, Scharf Multi-Asset Opportunity Fund, and Scharf Global Opportunity Fund have secured lines of credit in the amount of $20,000,000, $5,000,000, and $2,200,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2022, the Scharf Multi-Asset Opportunity Fund did not draw upon its line of credit. During the year ended September 30, 2022, the Scharf Fund and Scharf Global Opportunity Fund drew on its line of credit.

The Scharf Fund had an outstanding average balance of $18,030, paid a weighted average interest rate of 3.25%, and incurred interest expense of $594.  During the year ended September 30, 2022, the maximum borrowing by the Fund was $3,364,000.

The Scharf Global Opportunity Fund had a one day outstanding balance of $163,000, paid a weighted average interest rate of 3.25%, and incurred interest expense of $15.

At September 30, 2022, the Funds had no outstanding loan amounts.

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2022, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$87,073,555	$104,869,360
Scharf Multi-Asset Opportunity Fund	9,879,995	16,214,302
Scharf Global Opportunity Fund	7,483,458	7,914,902

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

The Funds made no purchases or sales of U.S. government securities during the year ended September 30, 2022.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2022, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Scharf
		Multi-Asset
	Scharf	Opportunity
	Fund	Fund
Cost of investments (a)	$304,247,275	$40,888,128
Gross unrealized appreciation	74,047,048	8,061,882
Gross unrealized depreciation	(24,033,459)	(2,701,237)
Net unrealized appreciation (a)	50,013,589	5,360,645
Net unrealized depreciation on foreign currency	(19,078)	(872)
Undistributed ordinary income	1,912,870	186,317
Undistributed long-term capital gains	16,772,371	1,263,973
Total distributable earnings	18,685,241	1,450,290
Other accumulated gains/(losses)	(116,443)	(97,881)
Total accumulated earnings/(losses)	$68,563,309	$6,712,182

		Scharf Global
		Opportunity
		Fund
Cost of investments (a)		$20,393,797
Gross unrealized appreciation		3,128,066
Gross unrealized depreciation		(2,727,919)
Net unrealized appreciation (a)		400,147
Net unrealized depreciation on foreign currency		(1,057)
Undistributed ordinary income		223,591
Undistributed long-term capital gains		—
Total distributable earnings		223,591
Other accumulated gains/(losses)		281,541
Total accumulated earnings/(losses)		$904,222

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, and tax adjustments related to partnerships, grantor trusts, tax equalization and transfer in-kind.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

As of September 30, 2022, the Scharf Multi-Asset Opportunity Fund has a capital loss carryforward of $300,010.  The Fund’s use of this carryforward amount is limited to $94,293 per year.

The tax character of distributions paid during the years ended September 30, 2022 and September 30, 2021 was as follows:

	September 30, 2022		September 30, 2021
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Scharf Fund	$4,142,207	$34,710,013	$2,929,952	$10,049,574
Scharf Multi-Asset
Opportunity Fund	692,216	3,856,423	470,643	1,336,241
Scharf Global
Opportunity Fund	459,693	2,066,494	148,519	299,788

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2022.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  As of September 30, 2022, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Scharf Fund
Morgan Stanley Smith Barney LLC	40.24%
National Financial Services LLC	28.56%

Scharf Multi-Asset Opportunity Fund
Charles Schwab & Co., Inc.	86.97%

Scharf Global Opportunity Fund
Charles Schwab & Co., Inc.	49.94%
Brian Alan Krawez and Karen Krawez Trust	30.48%

NOTE 11 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•	Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets.  Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.  These risks are magnified in countries in “emerging markets.”  Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties.  In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.

•
Investment Style Risk.  The Adviser follows an investing style that favors relatively low valuations.  At times when this style is out of favor, the Funds may underperform funds that use different investing styles.

•
Small-and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Special Situations Risk.  There is a risk that the special situation (i.e., spin-off, liquidation, merger, etc.) might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Multi-Asset Fund.  In addition, investments in special situation companies may be illiquid and difficult to value, which will require the Fund to employ fair value procedures to value its holdings in such investments.

•
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

NOTE 12 – REORGANIZATION

On December 10, 2021, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization whereby the Scharf Alpha Opportunity Fund (the “Acquired Fund”) reorganized and merged into the Scharf Multi-Asset Opportunity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”).  The reorganization was structured as a tax-free reorganization for federal tax purposes and was effective as of the close of business December 17, 2021.

The reorganization was accomplished by a tax-free exchange of 254,271 shares of the Alpha Opportunity Fund Retail Class for 177,701 shares of the Multi-Asset Opportunity Fund Retail Class. At the close of business on December 17, 2021, the

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2022, Continued

net assets of the Alpha Opportunity Fund Retail Class were $6,502,935 and the net assets of the Multi-Asset Opportunity Fund Retail Class were $7,193,020. After the reorganization, the net assets of the Multi-Asset Opportunity Fund Retail Class were $13,695,955.

The total net assets of the Alpha Opportunity Fund Retail Class of $6,502,935 included $331,643 of accumulated realized gains and $1,337,912 of net unrealized appreciation.  Assuming the reorganization had been completed on October 1, 2021, the beginning of the reporting period for the Multi-Asset Opportunity Fund, the pro forma results of operations for the year ended September 30, 2022, would have been as follows:

Net investment income	$257,743
Net realized gain on investments	1,679,331
Change in unrealized appreciation on investments	(7,407,699)
Net decrease in net assets resulting from operations	$(5,470,625)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization, it is not practical to separate the amounts of revenue and earnings for the Alpha Opportunity Fund that have been included in the Multi-Asset Opportunity’s statement of operations since December 17, 2021.

NOTE 13 – TRUSTEES AND OFFICERS

Ms. Gail Duree retired as an independent trustee effective December 31, 2022. Mr. Joe Redwine became the Audit Chairman of the Board effective January 1, 2022.  Ms. Michelle Sanville-Seebold resigned as Deputy Chief Compliance Officer effective May 27, 2022.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and Shareholders of:
Scharf Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2022

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2022 (Unaudited)

For the year ended September 30, 2022, the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund designated $4,142,207, $692,216, and $459,693, respectively, as ordinary income. The Scharf Fund, Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund designated $34,710,013, $3,856,423, and $2,066,494, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the year ended September 30, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund was 100%, 90.41%, and 95.42%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2022 was 93.92%, 60.90%, and 36.05%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf Multi-Asset Opportunity Fund, and the Scharf Global Opportunity Fund was 38.90%, 45.46%, and 53.06%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
David G. Mertens	Trustee	Indefinite	Partner and Head of	3	Trustee,
(age 62)		term; since	Business Development		Advisors
615 E. Michigan Street		March	Ballast Equity		Series Trust
Milwaukee, WI 53202		2017.	Management, LLC		(for series not
			(a privately-held		affiliated with
			investment advisory firm)		the Funds).
(February 2019 to present);
Managing Director and
Vice President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 75)		term; since	Manager, President,		Advisors
615 E. Michigan Street		September	CEO, U.S. Bancorp Fund		Series Trust
Milwaukee, WI 53202		2008.	Services, LLC and its		(for series not
			predecessors (May 1991		affiliated with
			to July 2017).		the Funds).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served*	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Chairman	Indefinite	President, Apogee	3	Trustee,
(age 63)	of the	term; since	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	January	consulting firm)		Series Trust
Milwaukee, WI 53202		2020.	(1998 to present).		(for series not
affiliated with
	Trustee	Indefinite			the Funds);
		term; since			Independent
		January			Trustee,
		2016.			DoubleLine
Funds Trust
(an open-end
investment
company with
20 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present.

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Jeffrey T. Rauman	President, Chief	Indefinite	Senior Vice President, Compliance and
(age 53)	Executive Officer	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	and Principal	December 2018.	Services (February 1996 to present).
Milwaukee, WI 53202	Executive Officer

Cheryl L. King	Vice President,	Indefinite	Vice President, Compliance and
(age 61)	Treasurer and	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street	Principal	December 2007.	Services (October 1998 to present).
Milwaukee, WI 53202	Financial Officer

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Kevin J. Hayden	Assistant	Indefinite	Vice President, Compliance and
(age 51)	Treasurer	term; since	Administration, U.S. Bank Global Fund
615 E. Michigan Street		September 2013.	Services (June 2005 to present).
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 40)	Treasurer	term; since	and Administration, U.S. Bank Global
615 E. Michigan Street		December 2018.	Fund Services (July 2010 to present).
Milwaukee, WI 53202

Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bank
(age 65)	Chief Compliance	term; since	Global Fund Services and Vice
615 E. Michigan Street	Officer and	September 2009.	President, U.S. Bank N.A. (February
Milwaukee, WI 53202	AML Officer		2008 to present).

Elaine E. Richards	Vice President	Indefinite	Senior Vice President, U.S. Bank
(age 54)	and Secretary	term; since	Global Fund Services (July 2007
2020 East Financial Way,		September 2019.	to present).
Suite 100
Glendora, CA 91741

Ryan Charles	Assistant	Indefinite	Assistant Vice President, U.S. Bank
(age 44)	Secretary	term; since	Global Fund Services (May 2021 to
2020 East Financial Way,		January 2022.	present); Chief Legal Officer and
Suite 100			Secretary Davis Selected Advisers, L.P.
Glendora, CA 91741			(2004 to 2021).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2022, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273.

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Scharf Investments, LLC
16450 Los Gatos Blvd., Suite 207
Los Gatos, CA 95032

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF. Statements and other information herein are dated and are subject to change.

(b) Not applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
(a) Audit Fees	$55,200	$72,600
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$10,800	$14,400
(d) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2022	FYE 9/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2022	FYE 9/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/9/2022

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial
Officer

Date   12/9/2022

* Print the name and title of each signing officer under his or her signature.